                                                                   EXHIBIT 10.4

                              AMENDED AND RESTATED
                             DIGITAL ON-DEMAND, INC.
                       1998 EXECUTIVE STOCK INCENTIVE PLAN

                     (AS ADOPTED AND EFFECTIVE JULY 1, 1998,
            AND AS AMENDED AND RESTATED EFFECTIVE OCTOBER ___, 1998)

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                                TABLE OF CONTENTS

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SECTION 1.  PURPOSE..................................................................................     1

SECTION 2.  DEFINITIONS..............................................................................     1
      (a)   "Award"..................................................................................     1
      (b)   "Board of Directors".....................................................................     1
      (c)   "Change in Control"......................................................................     1
      (d)   "Code"...................................................................................     1
      (e)   "Committee"..............................................................................     1
      (f)   "Common-Law Employee"....................................................................     1
      (g)   "Company"................................................................................     1
      (h)   "Employee"...............................................................................     2
      (i)   "Exchange Act"...........................................................................     2
      (j)   "Exercise Price".........................................................................     2
      (k)   "Fair Market Value"......................................................................     2
      (l)   "Incentive Stock Option" or "ISO"........................................................     2
      (m)   "Nonstatutory Option" or "NSO"...........................................................     2
      (n)   "Offeree"................................................................................     2
      (o)   "Option".................................................................................     3
      (p)   "Optionee"...............................................................................     3
      (q)   "Outside Director".......................................................................     3
      (r)   "Participant"............................................................................     3
      (s)   "Plan"...................................................................................     3
      (t)   "Purchase Price".........................................................................     3
      (u)   "Restricted Share".......................................................................     3
      (v)   "Service"................................................................................     3
      (w)   "Share"..................................................................................     3
      (x)   "Stock"..................................................................................     3
      (y)   "Stock Award Agreement"..................................................................     3
      (z)   "Stock Option Agreement".................................................................     3
      (aa)  "Stock Purchase Agreement"...............................................................     3
      (bb)  "Subsidiary".............................................................................     3
      (cc)  "Total and Permanent Disability".........................................................     3
      (dd)  "W-2 Payroll"............................................................................     4

SECTION 3.  ADMINISTRATION...........................................................................     4
      (a)   Committee Membership.....................................................................     4
      (b)   Committee Procedures.....................................................................     4
      (c)   Committee Responsibilities...............................................................     4
      (d)   Committee Liability......................................................................     4
      (e)   Financial Reports........................................................................     4

SECTION 4.  ELIGIBILITY..............................................................................     5
      (a)   General Rule.............................................................................     5
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      (b)   Ten-Percent Shareholders.................................................................     5
      (c)   Attribution Rules........................................................................     5
      (d)   Outstanding Stock........................................................................     5

SECTION 5.  STOCK SUBJECT TO PLAN....................................................................     5
      (a)   Basic Limitation.........................................................................     5
      (b)   Additional Shares........................................................................     5

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES..................................................     6
      (a)   Stock Purchase Agreement.................................................................     6
      (b)   Duration of Offers.......................................................................     6
      (c)   Purchase Price...........................................................................     6
      (d)   Payment for Shares.......................................................................     6
            (i)   Surrender of Stock.................................................................     6
            (ii)  Promissory Notes...................................................................     6
            (iii) Cashless Exercise..................................................................     6
            (iv)  Other Forms of Payment.............................................................     7
      (e)   Exercise of Awards on Termination of Service.............................................     7

SECTION 7.  ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.....................................     7
      (a)   Form and Amount of Award.................................................................     7
      (b)   Exercisability...........................................................................     7
      (c)   Effect of Change in Control..............................................................     7
      (d)   Voting Rights............................................................................     7

SECTION 8.  TERMS AND CONDITIONS OF OPTIONS..........................................................     7
      (a)   Stock Option Agreement...................................................................     7
      (b)   Number of Shares.........................................................................     7
      (c)   Exercise Price...........................................................................     8
      (d)   Exercisability...........................................................................     8
      (e)   Effect of Change in Control..............................................................     8
      (f)   Term.....................................................................................     8
      (g)   Exercise of Options on Termination of Service............................................     8
      (h)   Payment of Option Shares.................................................................     8
            (i)   Surrender of Stock.................................................................     8
            (ii)  Promissory Notes...................................................................     8
            (iii) Cashless Exercise..................................................................     9
            (iv)  Other Forms of Payment.............................................................     9
      (i)   No Rights as a Shareholder...............................................................     9
      (j)   Modification, Extension and Assumption of Options........................................     9

SECTION 9.  ADJUSTMENT OF SHARES.....................................................................     9
      (a)   General..................................................................................     9
      (b)   Reorganizations..........................................................................     9
      (c)   Reservation of Rights....................................................................     9
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SECTION 10. WITHHOLDING TAXES........................................................................    10
         (a)   General...............................................................................    10
         (b)   Share Withholding.....................................................................    10
         (c)   Cashless Exercise/Pledge..............................................................    10
         (d)   Other Forms of Payment................................................................    10

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.........................................................    10
         (a)   General...............................................................................    10
         (b)   Trusts................................................................................    10

SECTION 12. LEGAL REQUIREMENTS.......................................................................    10

SECTION 13. NO EMPLOYMENT RIGHTS.....................................................................    11

SECTION 14. DURATION AND AMENDMENTS..................................................................    11
         (a)   Term of the Plan......................................................................    11
         (b)   Right to Amend or Terminate the Plan..................................................    11
         (c)   Effect of Amendment or Termination....................................................    11

SECTION 15. EXECUTION................................................................................    11
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                                     -iii-

                              AMENDED AND RESTATED
                             DIGITAL ON-DEMAND, INC.
                       1998 EXECUTIVE STOCK INCENTIVE PLAN

                     (AS ADOPTED AND EFFECTIVE JULY 1, 1998
            AND AS AMENDED AND RESTATED EFFECTIVE OCTOBER ___, 1998)

SECTION 1. PURPOSE.

      The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. This Plan amends and restates in its entirety the Digital On-Demand, Inc. 1998 Executive Stock Incentive Plan (as Adopted and Effective July 1, 1998).

SECTION 2. DEFINITIONS.

      (a) "Award" shall mean any award of an Option, Restricted Share or other right under the Plan.

      (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      (c) "Change in Control" shall be defined by, the Committee and provided for in the Stock Purchase Agreements, Stock Option Agreements and Stock Award Agreements. The term "Change in Control" shall not include a transaction the sole purpose of which is to change the state of the Company's incorporation.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Committee" shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

      (f) "Common-Law Employee" means an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then such individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that such individual is or was a Common-Law Employee during all or any portion of that period.

      (g) "Company" shall mean Digital On-Demand, Inc., a California corporation.

      (h) "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, (iii) a member of the board of directors of a Subsidiary or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

      (i) "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

      (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

      (k) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

                  (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

                  (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

                  (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

      (l) "Incentive Stock Option" or "ISO" shall mean an employee incentive stock option described in Code section 422(b).

      (m) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

      (n) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

      (o) "Option" shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (p) "Optionee" shall mean an individual or estate who holds an Option.

      (q) "Outside Director" shall mean a member of the Board who is "a Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act.

      (r) "Participant" shall mean an individual or estate who holds an Award.

      (s) "Plan" shall mean this Amended and Restated Digital On-Demand, Inc. 1998 Executive Stock Incentive Plan.

      (t) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

      (u) "Restricted Share" shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

      (v) "Service" shall mean service as an Employee.

      (w) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 (if applicable).

      (x) "Stock" shall mean the common stock of the Company.

      (y) "Stock Award Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

      (z) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

      (aa) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

      (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      (cc) "Total and Permanent Disability" means that the Optionee is unable to engage in

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any substantial gainful activity by reason of any medically determinable physical or mental impairment.

      (dd) "W-2 Payroll" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.

      (a) Committee Membership. The Plan shall be administered by the Committee appointed by the Board of Directors. In the event the Company's Shares become publicly traded, the Committee shall be comprised solely of two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

      (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

      (c) Committee Responsibilities. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical), the Committee has authority to prescribe the terms and conditions of each Award and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive and binding upon all persons.

      (d) Committee Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

      (e) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and shareholders who have received Stock under the Plan its financial statements (including a balance sheet regarding the Company's financial condition and a statement of its results of operations), unless such Offerees, Optionees or shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

      (a) General Rule. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

      (b) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

      (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

      (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

      (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred pursuant to an Award under the Plan shall not exceed 3,260,000 Shares.

      The number of shares that may be issued or transferred during any 12-month period to any eligible Employee pursuant to an Award shall not exceed 1,200,000 Shares.

      In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall not be available for the purposes of the Plan. If a Restricted Share is forfeited for any reason or is canceled or otherwise terminated, then such

Restricted Share shall not become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

      (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      (b) Duration of Offers. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

      (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) (i.e., 100% for 10% shareholders). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

      (d) Payment for Shares. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below. Notwithstanding any other provision of the Plan, Shares may, in the discretion of the Committee, be awarded under the Plan in consideration of Services rendered to the Company or a Subsidiary prior to the Award. Permissible forms of payment, in addition to cash, are:

                  (i) Surrender of Stock. To the extent that a Purchase Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Offeree or the Offeree's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) Promissory Notes. To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Offeree until such note is paid in full.

                  (iii) Cashless Exercise. To the extent that a Stock Purchase Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) Other Forms of Payment. To the extent provided in the Stock Purchase Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules, including payment for past services.

      (e) Exercise of Awards on Termination of Service. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.

      (a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

      (b) Exercisability. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments.

      (c) Effect of Change in Control. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

      (d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights a the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Options shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

      (d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

      (e) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully vested in the event that a Change in Control occurs with respect to the Company.

      (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years, in the instance of an ISO, for ten percent (10%) shareholders as provided in
Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

      (g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

      (h) Payment of Option Shares. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

                  (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

                  (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

                  (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

                  (iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

      (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

      (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.

      (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

      (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization.

      (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or

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Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement.
The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.

      (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

      (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

      (c) Cashless Exercise/Pledge. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

      (d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.

      (a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable.

      (b) Trusts. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (ii) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.

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      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.

      No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

SECTION 15. EXECUTION.

      To record the adoption of the Plan by the Company, the Board of Directors has caused its authorized officer to execute the same, to be effective as of October_, 1998.

                                                  DIGITAL ON-DEMAND, INC.

                                                  By: __________________________

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                                                  Name:
                                                  Its:

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